June 6, 2006

Daniel Duchovny
Office of Mergers and Acquisitions
Securities and Exchange Commission
Washington, D.C. 20549-0303

Re: ICON Cash Flow Partners LP Seven, Schedule TO-T filed May 30, 2006 by MacKenzie Patterson Fuller, LP and its affiliates, the Purchasers

SEC File No. 005-81835

Dear Mr. Duchovny:

Thank you for your letter dated June 1, 2006 regarding our recent Schedule TO-T. I will respond to the questions you asked in your letter in the order in which you posed them.

     1. The fundamental legal nature of a limited partnership is that it is controlled exclusively by its general partner, which in this case is ICON Capital Corp. Ownership of even 100% of the limited partner interest does not give a limited partner any legal control over a limited partnership - the general partner retains such control. If a limited partner (or a group of limited partners), by virtue of the partnership agreement and its percentage ownership, has the right to replace the general partner, then such limited partner or group could be considered to have potential control of the partnership. Potential control could be argued to be a form of indirect control, but the language of the tender offer rules makes clear that "indirect control" refers to situations where the control is exercised through intermediary legal entities - not to situations where an additional affirmative step (a valid removal and replacement) must be taken before the potential control becomes actual control. If a limited partner (or a group of limited partners), by virtue of the limited partnership agreement and its percentage ownership, has the right to take actions without the concurrence of the general partner, or can withhold approval of certain actions and thereby prohibit the general partner from taking such actions, then such limited partner or group could be considered to have partial control of the partnership. However, referring to the definition of "control" in Rule 12b-2, the Purchasers do not possess direct or indirect "power to direct or cause the direction of the management and policies of" the Partnership. The management and policies of the Partnership are directed exclusively by the general partner. For this Partnership, as with most limited partnerships, "control" in the form of directing the management and policies of the Partnership is an all-or-nothing proposition: either you are the general partner or not. The Purchasers do no have the ability to elect one or more of the directors of the general partner, or to influence the general partner in any meaningful way. So, even if the offer were successful in obtaining a majority of all units, the Purchasers would not have any meaningful control.

     2.   We have amended the Schedule TO-T.

Closing paragraphs: While acknowledging the Staff's positions, and without implying any specific issue with such position, we respectfully decline to make the statements requested. There is no requirement that we do so. To the extent the requested statements are accurate statements of applicable law, there is no reason to obtain from bidders a recitation of such law. To the extent the statements go beyond applicable law or reflect interpretations of law that may be open to dispute, it would not be fair or appropriate to require bidders to make statements that might prejudice their right to take a contrary position at some later time, if the occasion arose.

Please let me know if you have any questions or further comments.

Very Truly Yours,

Chip Patterson
Senior Vice President and General Counsel
(925) 631-9100 ext. 206
(925) 871-4046 (Fax)
chip@mpfi.com